                                                                    Exhibit 10.6

                 BBMF Group Inc.'s Investment Agreement towards
             Anonymous Union Project, Salvaging Ancient Sunken Ship

BBMF Group Inc. and Try Five Co. Ltd., an operator of the project which is acting on behalf of Mr. Naoya Harano, along with a number of other investors, concluded the investment agreement into the following mentioned project, Salvaging Ancient Sunken Ship, under the article 535 of Commercial Law Act of Japan, on March 21, 2005, in accordance with the following investment terms.

PROJECT TITLE:             Salvaging Ancient Sunken Ship within the territorial
                           waters of Indonesia

INVESTMENT SIZE:           Japanese Yen 20, 000, 000

PROJECT LEADERS:           Naoya Harano and Kiyoshi Nakatsuka

TOTAL PROJECT BUDGET:      Japanese Yen 1,000,000,000.

PROJECT COMMENCEMENT:      Middle of November, year 2004

BBMF GROUP INC.                                       TRY FIVE CO. LTD.

_____________________________                         _________________________
Lian Yih Hann, Director                               Hisashi Fukuda, CEO
4302 China Resources Building                         #903 Jela Ebisu Residence
26 Harbor Road                                        1-20-26 Ebisu Shibuya-ku
Hong Kong                                             Tokyo, Japan
                                                      150-0013
                                                      TEL: 03-5795-0151
                                                      FAX: 03-5795-0152

                                                                  March 21, 2005

BBMF Group Inc.
4302 China Resources Building
26 Harbor Road
Wan Chai, Hong Kong

                               INVESTMENT DETAILS

 Anonymous Union      Total Investment    Amt of BBMF's     Ownership Stake
  Project Title     Amt by 10 investors     Investment          Of BBMF
-----------------   -------------------   ---------------   ---------------
Salvaging Ancient
   Sunken Ship        JPY75,000,000.-     JPY20,000,000.-       26.7%

This is to certify that BBMF Group Inc. had invested the above mentioned amount for the project.

                                          Try Five Co. Ltd.
                                          Hisashi Fukuda, CEO
                                          #903 Jela Ebisu Residence
                                          1-20-26 Ebisu Shibuya-ku
                                          Tokyo, Japan
                                          150-0013
                                          TEL: 03-5795-0151
                                          FAX: 03-5795-0152